UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2026

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 676-4300

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of James C. Reagan as Chief Executive Officer

On February 17, 2026, Science Applications International Corporation (the “Company”) announced that the Board of Directors of the Company (the “Board”) appointed James (“Jim”) C. Reagan as Chief Executive Officer of the Company, effective February 17, 2026 (the “Effective Date”). Mr. Reagan, age 67, has extensive background, knowledge and understanding of the sector as a senior finance executive with over two decades of experience in both private and publicly held companies in the defense and government services industries. Most recently, Mr. Reagan has served as Interim Chief Executive Officer for the Company since October 23, 2025, and previously served as Executive Vice President and Chief Financial Officer of Leidos Holdings, Inc. (NYSE: LDOS) from July 2015 until July 2021. Prior to joining Leidos, Mr. Reagan served as Chief Financial Officer for several organizations including Vencore, Inc., a defense contractor serving the Intelligence Community and Department of Defense, and at PAE, Inc., a defense and government services engineering contractor. Mr. Reagan was also Chief Financial Officer of Aspect Communications and held several senior roles at MCI Telecommunications, Nextel and AMS. Mr. Reagan has served as an independent member of the Board from January 2023 to October 23, 2025, and has continued to serve on the Board since October 2025 in an Employee Director capacity.

In connection with his appointment as Chief Executive Officer of the Company, Mr. Reagan’s initial annual compensation as Chief Executive Officer will be as follows: (i) an annual base salary of $1,200,000 effective as of February 17, 2026, (ii) a short-term incentive cash bonus target equal to 150% of his annual base salary, and (iii) $7,500,000 of long-term incentive awards comprised of 40% restricted stock units (“RSUs”) and 60% performance stock units (“PSUs”) under the Company’s 2023 equity incentive plan. Mr. Reagan will be eligible to participate in the Company’s deferred compensation plan. If Mr. Reagan is terminated without cause while he is serving as Chief Executive Officer, he will receive termination benefits pursuant to SAIC’s Executive Severance, CIC and Retirement Policy. There are no family relationships between Mr. Reagan and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K. There are no transactions between Mr. Reagan or any member of his immediate family and the Company that require disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On February 17, 2026, the Company issued a press release announcing the events discussed in Item 5.02 above, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Science Applications International Corporation on February 17, 2026

104	Cover Page Interactive Data File, formatted as Inline XBRL

Forward-Looking Statements

Certain statements in this report contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “guidance,” and similar words or phrases. Forward-looking statements in this report may include, among others, estimates of future revenues, operating income, earnings, earnings per share, charges, total contract value, backlog, outstanding shares and cash flows, as well as statements about the Board’s ability to identify the Company’s new Chief Executive Officer in a timely manner and the outcome of future operations under new management. Such statements are not guarantees of future performance and involve risk, uncertainties and assumptions, and actual results may differ materially from the guidance and other forward-looking statements made in this release as a result of various factors. Risks, uncertainties and assumptions that could cause or contribute to these material differences include those discussed in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” sections of our Annual Report on Form 10-K, as updated in any subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”), which may be viewed or obtained through the Investor Relations section of our website at saic.com or on the SEC’s website at sec.gov. Due to such risks, uncertainties and assumptions you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. The Company expressly disclaims any duty to update any forward-looking statement provided in this report to reflect subsequent events, actual results or changes in the Company’s expectations. The Company also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: February 17, 2026	By:	/s/ Hilary L. Hageman
Hilary L. Hageman
Executive Vice President, General Counsel and Corporate Secretary